SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2009

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

(Debtor - In - Possession as of March 27, 2009)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-27927	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD.

On March 27, 2009, Charter Communications, Inc. (the “Company”), and certain of its subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York  (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code.  In connection with the chapter 11 cases, the Company has made information available on its website (www.charter.com under the “Investor and News Center” tab), including a revised plan of reorganization and a revised disclosure statement both filed with the Bankruptcy Court on May 1, 2009, describing the terms of the plan of reorganization and other information concerning the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CHARTER COMMUNICATIONS, INC.

                         By: /s/ Eloise E. Schmitz
Date: May 1, 2009                                                                                          Name: Eloise E. Schmitz
                                                 Title: Chief Financial Officer (Principal Financial Officer)